UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 19, 2008

Smart Online, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32634	95-4439334
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2530 Meridian Parkway, 2nd Floor, Durham, North Carolina		27713
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	919-765-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On March 25, 2008, Smart Online, Inc. (the "Company") issued a press release announcing its financial results for the fourth quarter and fiscal year ended December 31, 2007.

The press release is attached as Exhibit 99.1 and incorporated into this Item 2.02 by reference. The information in this report under Item 2.02 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the press release and the information in this report under Item 2.02 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Director

On March 19, 2008, Philippe Pouponnot notified the Company’s Board of Directors (the "Board") of his decision not to stand for re-election to the Board at the 2008 Annual Meeting of Stockholders. Mr. Pouponnot will continue to serve as a director of the Company until the 2008 Annual Meeting of Stockholders.

Appointment of New Director

On March 20, 2008, the Board appointed Dror Zoreff as a member of the Board, effective April 1, 2008. Mr. Zoreff was also appointed to serve as the Chairman of the Corporate Governance and Nominating Committee of the Board effective April 1, 2008. In connection with his service on the Board, Mr. Zoreff will be compensated pursuant to the Company’s Revised Board Compensation Policy, which was attached as Exhibit 10.45 to the Company’s Registration Statement on Form S-1 (File No. 333-141853) filed with the Securities and Exchange Commission on April 3, 2007.

Mr. Zoreff is the President and CEO of Donor Management Services, Inc., a New York-based company incorporated in March 2008, which provides major donors, corporations, and foundations a unique set of tools and services to ensure their charitable gifts are properly used and achieve the desired impact. From 1999 to 2008, Mr. Zoreff served as Consultant to the President and CEO of United Retail Group Inc., a specialty retailer of large size women's fashions. From 1997 to 1999, he was Vice President of International Operations at Russ Berrie, Inc., a designer, importer, marketer, and distributor of gift and infant and juvenile consumer products. Prior to 1997, Mr. Zoreff held positions with The College of Judea & Samaria, Glenoit Industries Ltd, and the Jewish Agency for Israel. Mr. Zoreff holds a B.A. degree in Business Administration from Manchester University and an M.A. degree in Business Administration from Tel Aviv University.

Compensation of Chief Operating Officer

On March 19, 2008, the Compensation Committee of the Board approved an increase in the annual base salary of Neile King, the Company’s Chief Operating Officer, from $120,000 to $150,000, effective April 1, 2008. Mr. King also was granted 32,000 shares of restricted stock of the Company, the restrictions of which lapse as to 16,000 shares on April 1, 2010, 8,000 shares on April 1, 2011 and 8,000 shares on April 1, 2012. In connection with the grant of restricted stock, Mr. King executed a Restricted Stock Agreement dated March 19, 2008, a form of which was attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K/A filed on February 11, 2008. Both the grant of restricted stock to Mr. King and the increase in his annual base salary are in connection with Mr. King’s appointment as Chief Operating Officer of the Company on February 18, 2008. The Compensation Committee also approved a grant of 3,000 shares of restricted stock that had been previously promised to Mr. King in connection with his initial hiring in an offer letter in August 2007.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 20, 2008, the Board approved the Fifth Amended and Restated Bylaws of the Company, which became effective as of the same date. The Fifth Amended and Restated Bylaws reflect amendments that, among other things:

• Add a provision to require that irrevocable, conditional letters of resignation be submitted by each proposed nominee or appointee for director prior to nomination for election or appointment to the Board which would become effective upon such person being charged with a felony or equivalent offense under the laws of any jurisdiction;
• Revise the circumstances under which the Board or any individual director may be removed from office by the stockholders and a new director or directors elected at a special meeting of stockholders. The amendment permits the Board or individual directors to be removed "with or without cause," subject to any limitations imposed by law or the Company’s Certificate of Incorporation. Prior to this amendment, the Bylaws only permitted removal "for cause";
• Remove provisions that provided for mandatory indemnification of, and advancement of expenses to, employees and agents of the Company and mandatory indemnification of directors and officers who commence a proceeding (as defined in the Bylaws) other than a proceeding brought to enforce their rights to indemnification or advancement, and add a provision permitting indemnification of, and advancement of expenses to, any person (whether a director, officer, employee, or agent) when and as authorized by appropriate corporate action;
• Clarify who will preside over, and act as secretary during, meetings of the Board;
• Remove the requirement that the Company mail annual financial statements, or a written notice of their availability, to each stockholder within 120 days of the close of each fiscal year; and
• Make conforming, clarifying, and other non-material changes to other sections of the Bylaws.

In connection with these amendments, each member of the Board and Mr. Zoreff tendered an irrevocable, conditional letter of resignation as described above.

The description of the amendments to the Company’s Bylaws set forth in this Item 5.03 is not complete and is qualified in its entirety by reference to the full text of the Fifth Amended and Restated Bylaws attached hereto as Exhibit 3.1 to this report and included herein by reference.

Item 8.01 Other Events.

On March 24, 2008, the Company filed a post-effective amendment (the "Post-Effective Amendment") to its Registration Statement on Form S-1 (File No. 333-141853), as amended (the "Registration Statement"). The Registration Statement registered 8,707,051 shares of the Company’s common stock for resale by certain selling security holders, and was declared effective by the Securities and Exchange Commission on July 31, 2007. The offering contemplated by the Registration Statement has terminated by virtue of the termination of the Company’s contractual obligations to maintain the effectiveness of the Registration Statement. Therefore, the Company filed the Post-Effective Amendment to deregister the 7,525,023 shares remaining unsold under the Registration Statement.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. Description of Exhibit

3.1 Fifth Amended and Restated Bylaws
99.1 Press Release dated March 25, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Smart Online, Inc.

March 25, 2008	By:	/s/ David E. Colburn

Name: David E. Colburn
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

3.1	Fifth Amended and Restated Bylaws
99.1	Press Release dated March 25, 2008